UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328

(Address of principal executive offices, including zip code)

(678) 808-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A Amendment No. 3 amends the Current Report on Form 8-K/A Amendment No. 2 filed by Transcend Services, Inc. on December 2, 2009 to include the unaudited pro forma balance sheet as of June 30, 2009.

Exhibit 99.4 is amended to include a pro forma balance sheet as of June 30, 2009.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

On August 31, 2009 Transcend purchased from Dorothy K. Fitzgerald, all issued and outstanding shares of common stock of Medical Dictation Services, Inc. (“MDSI”). MDSI operated on a fiscal year ending March 31.

The required audited annual financial statements of MDSI as of and for the periods ending March 31, 2008 and 2009 are filed as Exhibit 99.2.

The required unaudited interim financial statements as of June 30, 2009 and for the periods ending June 30, 2009 and 2008 are filed as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed balance sheets as of December 31, 2008 and June 30, 2009, unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2008, and unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009 are filed as Exhibit 99.4.

(d)	Exhibits

Exhibit No.	Description
10.1*	Loan and Security Agreement by and between TRANSCEND SERVICES, INC. and MEDICAL DICTATION SERVICES, INC. each individually and collectively as the “Borrower" and REGIONS BANK as the "Lender" dated August 31, 2009.

10.2*	$2.0 Million Promissory Note dated August 31, 2009 issued by TRANSCEND SERVICES, INC. to Dorothy K. Fitzgerald

23.1**	Consent of Independent Public Accounting Firm

99.1*	Press release of Transcend Services, Inc. dated September 1, 2009.

99.2**	MDSI audited annual financial statements as of March 31, 2008 and 2009 and for the years then ended, and the notes related thereto.

99.3**	MDSI unaudited interim financial statements as of June 30, 2009 and for the periods ending June 30, 2009 and 2008, and the notes related thereto.

99.4	Unaudited pro forma Consolidated Balance Sheets as of December 31, 2008 and June 30, 2009, unaudited pro forma Consolidated Statement of Operations for the year ended December 31, 2008, and unaudited pro forma Consolidated Statement of Operations for the six months ended June 30, 2009 and the notes related thereto.

*	Incorporated by reference to the Form 8-K Current Report as filed with the Securities and Exchange Commission on September 3, 2009.
**	Incorporated by reference to the Form 8-K/A Amendment No. 2 as filed with the Securities and Exchange Commission on December 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: December 4, 2009	/S/ LANCE CORNELL
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)

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